Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form
S-8) filed April 3, 2001,  pertaining  to the  BioSyntech,  Inc. and Bio Syntech
Canada Inc. Stock Option  Incentive Plans, of our report dated May 18, 2001 with respect to the consolidated financial statements of BioSyntech, Inc. included in this Annual Report (Form 10KSB), for the year ended March 31, 2001.

                                                  /s/ ERNST & YOUNG LLP

Montreal, Canada
June 20, 2001                                     Chartered Accountants